UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: AUGUST 2, 2007

CHINA NATURAL GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-31539	98-0231607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19th Floor, Building B, Van Metropolis
Tang Yan Road, Hi-Tech Zone
Xian,710065, Shaanxi Province
China
(Address of principal executive offices)

86-29-88323325
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On August 2, 2007, China Natural Gas, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement with investors named therein (the “Investors”) to sell in a private placement to the Investors 4,615,385 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for $3.25 per share (the “Shares”) and warrants to purchase up to 692,308 shares of Common Stock exercisable for a period of five years at an exercise price of $7.79 per share (the “Investor Warrants”), for an aggregate purchase price of $15,000,000. The Company issued the Shares on the same day and will issue the Investor Warrants upon the effective filing of the its Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Delaware to increase its total authorized Common Stock.

The Company also entered into a Registration Rights Agreement with the Investors, pursuant to which the Company is obligated to file a registration statement registering the resale of the Shares and Common Stock issuable upon the exercise of the Investor Warrants.

Brean Murray, Carret & Co., LLC acted as the sole placement agent in the transaction, and received a fee of $1,049,999.97 (7% of the gross proceeds) and will receive a warrant to purchase 75,000 shares of Common Stock (the “Placement Agent Warrant”). The Placement Agent Warrant is identical to the Investor Warrants.

Copies of the Securities Purchase Agreement, form of the Warrant and the Registration Rights Agreement described above are filed as Exhibits 10.1 and 10.2 and the above summary of the agreements is qualified in its entirety by reference to such agreements, which are incorporated herein.

Item 3.02 Unregistered Sale of Equity Securities

As described in more detail in Item 1.01 of this Report on Form 8-K, on August 2, 2007, the Company issued to the Investors the Shares and agreed to issue the Investor Warrants and the Placement Agent Warrants upon the effective filing of the its Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Delaware to increase its total authorized Common Stock. The issuance of the shares of Common Stock described in the preceding sentence is exempt from registration under the Securities Act of 1933 (the “Act”) by reason of the exemption provided by Section 4(2) of the Act for a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of August 2, 2007 by and between the Company and the Investors named therein and form of Warrants
10.2	Registration Rights Agreement dated as of August 2, 2007 by and between the Company and the Investors named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: August 7, 2007	/s/ Qinan Ji
Qinan Ji Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of August 2, 2007 by and between the Company and the Investors named therein and form of Warrants
10.2	Registration Rights Agreement dated as of August 2, 2007 by and between the Company and the Investors named therein.